                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           -------------------------

                                   FORM 8-K/A

                           -------------------------

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        April 7, 1999
                                                --------------------------------

                            Nabors Industries, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                         1-9245                                           93-0711613
---------------------------------------------------     ----------------------------------------------
                (Commission File Number)                     (I.R.S. Employer Identification No.)

         515 West Greens Road, Suite 1200, Houston, Texas                    77067
------------------------------------------------------------------------------------------------------
            (Address of Principal Executive Offices)                       (Zip Code)

                                (281) 874-0035
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         On April 7, 1999, Nabors Industries, Inc. acquired all of the common stock of Bayard Drilling Technologies, Inc. in a merger in which Nabors Acquisition Corp. VII, a wholly owned subsidiary of Nabors, merged with and into Bayard, with Bayard surviving the merger and becoming a wholly owned subsidiary of Nabors. As a result of the merger, Nabors owns all of the issued and outstanding common stock of Bayard. All obligations of Bayard prior to the merger, including its debt, remained obligations of Bayard after the merger. Certain information about the transaction was reported in a Form 8-K filed April 22, 1999. The required pro forma information was not available at that time. The following financial statements and financial information are filed as part of this amendment to the Form 8-K.

         (a)     Financial Statements of the Business Acquired

         The financial statements required to be filed were previously reported in Bayard's annual report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission on March 30, 1999. These financial statements are filed as an exhibit to this Form 8-K/A and are incorporated into this document by reference.

         (b)     Pro Forma Financial Information

         UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         The following unaudited pro forma combined condensed financial statements give effect to the acquisition of all of the outstanding capital stock of Bayard by Nabors. The pro forma combination of Nabors and Bayard has been accounted for under the purchase method of accounting.

         The Unaudited Pro Forma Combined Condensed Balance Sheet is derived from the audited condensed consolidated balance sheets of Nabors and Bayard and is presented as if the merger was consummated on the balance sheet date. The Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31, 1998 are presented as if the merger was consummated as of January 1, 1998.

         The unaudited pro forma financial statements do not purport to indicate what the combined results of operations of Nabors and Bayard would have been had the merger occurred as of the dates indicated or the results of operations that may be obtained in the future. The Unaudited Pro Forma Combined Condensed Statements of Operations do not reflect the anticipated cost savings resulting from integration of the operations of Nabors and Bayard. The pro forma adjustments described in the accompanying notes are based on estimates derived from information currently available.

         The unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related notes of Nabors and Bayard contained in each company's Annual Report on Form 10-K for the year ended December 31, 1998.

             UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEETS
                            AS OF DECEMBER 31, 1998
                                 (In Thousands)


                                                             Historical                          ProForma
                                                  ------------------------------     ------------------------------
                                                    Nabors              Bayard         Adjustments       Combined
                                                  ----------          ----------     ---------------   ------------
ASSETS
Current assets:
 Cash and cash equivalents                        $   16,748          $    2,553     $    (5,460)(a)   $     13,841
 Marketable securities                                 6,702                                                  6,702
 Accounts receivable, net                            174,304              12,800                            187,104
 Inventory and supplies                               25,740                                                 25,740
 Prepaid expenses and other current assets            42,021               1,838                             43,859
                                                  ----------          ----------     -----------       ------------
     Total current assets                            265,515              17,191          (5,460)           277,246

Property, plant and equipment, net                 1,127,154             285,316        (158,613)(b)      1,253,857
Marketable securities                                 23,890                                                 23,890
Goodwill                                               8,037              11,832          17,091 (b)         36,960
Other long-term assets                                25,646               5,001          (4,120)(b)         26,527
                                                  ----------          ----------     -----------       ------------
     Total assets                                 $1,450,242          $  319,340     $  (151,102)      $  1,618,480
                                                  ----------          ----------     -----------       ------------
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Current portion of long-term obligations         $   11,329          $    6,050     $                 $     17,379
 Short-term borrowings                                74,565                                                 74,565
 Trade accounts payable and accrued liabilities      143,796              14,947           4,000 (a)        162,743
 Income taxes payable                                 14,668                                                 14,668
                                                  ----------          ----------     -----------       ------------
      Total current liabilities                      244,358              20,997           4,000            269,355

Long-term obligations                                217,034             111,683                            328,717
Other long-term liabilities                           49,182               3,207           9,683 (b)         62,072
Deferred income taxes                                 72,199              10,448         (66,462)(b)         16,185
                                                  ----------          ----------     -----------       ------------
      Total liabilities                              582,773             146,335         (52,779)           676,329
                                                  ----------          ----------     -----------       ------------

Commitments and contingencies

Stockholders' equity:
 Capital stock                                        10,138                 182             614 (a)         10,752
                                                                                            (182)(b)
 Capital in excess of par value                      394,562             180,525          74,068 (a)        468,630
                                                                                        (180,525)(b)
 Accumulated other comprehensive income              (10,983)                                               (10,983)
 Retained earnings (accumulated deficit)             478,569              (7,702)          7,702 (b)        478,569
 Less treasury stock, at cost                         (4,817)                                                (4,817)
                                                  ----------          ----------     -----------       ------------
      Total stockholders' equity                     867,469             173,005         (98,323)           942,151
                                                  ----------          ----------     -----------       ------------
      Total liabilities and stockholders' equity  $1,450,242          $  319,340     $  (151,102)      $  1,618,480
                                                  ----------          ----------     -----------       ------------

The accompanying notes are an integral part of these pro forma condensed financial statements.

        UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                    (In thousands, except per share amounts)


                                                             Historical                          Pro Forma
                                                  ------------------------------     ------------------------------
                                                    Nabors              Bayard         Adjustments       Combined
                                                  ----------          ----------     ---------------   ------------
Revenues                                          $  968,157          $   79,072     $                 $  1,047,229
                                                  ----------          ----------     ---------------   ------------

Operating expenses:
 Direct costs                                        623,844              64,249                            688,093
 General and administrative expenses                  77,026               4,312             (723)(c)        80,615
 Depreciation and amortization                        84,949              14,362           (7,921)(d)        91,390
                                                  ----------          ----------     ---------------   ------------
   Operating expenses                                785,819              82,923           (8,644)          860,098
                                                  ----------          ----------     ---------------   ------------

Operating income (loss)                              182,338              (3,851)           8,644           187,131
                                                  ----------          ----------     ---------------   ------------

Other income (expense):
 Interest expense                                    (15,463)             (6,371)           1,034 (e)       (20,800)
 Interest income                                       1,480               1,404                              2,884
 Other income, net                                    31,626                 694                             32,320
                                                  ----------          ----------     ---------------   ------------
   Other income (expense)                             17,643              (4,273)           1,034            14,404
                                                  ----------          ----------     ---------------   ------------

Income (loss) from continuing operations
 before income taxes (benefit)                       199,981              (8,124)           9,678           201,535

Income taxes (benefit)                                74,993              (2,880)           3,824 (f)        75,937
                                                  ----------          ----------     ---------------   ------------
Net income (loss) from continuing operations      $  124,988          $   (5,244)    $      5,854      $    125,598
                                                  ==========          ==========     ===============   ============

Earnings per share from continuing operations:
 Basic                                            $     1.24                                           $       1.17
                                                  ----------                                           ------------
 Diluted (g)                                      $     1.16                                           $       1.10
                                                  ----------                                           ------------

Weighted average number of shares
outstanding:
 Basic                                               100,807                                6,142 (h)       106,949
                                                  ----------                         ---------------   ------------
 Diluted (g)                                         112,555                                6,142 (h)       118,697
                                                  ----------                         ---------------   ------------

The accompanying notes are an integral part of these pro forma combined condensed financial statements.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

The following is a summary of the significant assumptions and adjustments used in preparing the Unaudited Pro Forma Combined Condensed Balance Sheets as of December 31, 1998 and the Unaudited Pro Forma Combined Condensed Statements of Operations for the year ended December 31,1998.

(a) To reflect the purchase of Bayard for $5.46 million in cash and the issuance of 6,142,421 shares of Nabors common stock in exchange for 100% of the issued and outstanding shares of Bayard. These amounts represent the conversion of each Bayard share into .3375 shares of Nabors common stock and $.30 in cash. Nabors common stock was valued at $12.0625 per share, which represents the average market price of Nabors common stock for the two day period prior to the agreement as to the final merger terms. Additionally, the purchase price reflects the issuance by Nabors of 357,372 options and 133,988 warrants to purchase Nabors common stock, which were valued at their estimated fair market value using the Black-Scholes option pricing model, in exchange for the outstanding options and warrants of Bayard.

    The purchase price has been calculated as follows:

                                                                (In thousands)
         Cash                                                   $        5,460
         Nabors common stock, valued at $12.0625 per share              74,093
         Nabors options and warrants                                       589
         Estimated acquisition costs                                     4,000
                                                                --------------
         Purchase price, including acquisition costs            $       84,142
                                                                ==============

(b) The purchase price including estimated acquisition costs has been allocated to assets acquired and liabilities assumed based upon their estimated fair values.

    The preliminary allocation of the purchase price of Bayard is as follows:

                                                                                          Debit (Credit)

                                                                        Historical        Purchase Price       Pro Forma
                                                                          Amount            Allocation        Adjustments
                                                                   -----------------  ------------------   ---------------
                                                                                         (In thousands)
                              Current assets                       $          17,191  $           17,191  $             --
                              Property, plant and equipment, net             285,316             126,703          (158,613) (i)
                              Goodwill                                        11,832              28,923            17,091  (ii)
                              Other long-term assets                           5,001                 881            (4,120) (iii)
                              Current liabilities                            (20,997)            (20,997)               --
                              Long-term obligations, excluding
                                 current maturities                         (111,683)           (111,683)               --
                              Other long-term liabilities                     (3,207)            (12,890)           (9,683) (iv)
                              Deferred income taxes                          (10,448)             56,014            66,462  (v)
                              Capital stock                                     (182)                --                182
                              Capital in excess of par value                (180,525)                --            180,525
                              Accumulated deficit                              7,702                 --             (7,702)
                                                                   -----------------  ------------------  ----------------
                                                                   $              --  $           84,142  $         84,142
                                                                   =================  ==================  ================

         (i) To reduce the carrying value of property, plant and equipment to fair value pursuant to an appraisal by an independent certified appraiser.

         (ii) The excess of the purchase price over the estimated fair value of the identifiable assets acquired and liabilities assumed has been accounted for as goodwill.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

         (iii) To eliminate Bayard's deferred financing costs associated with the Bayard $100 million, 11%, Senior Notes due 2005 (the "Bayard 11% Notes").

         (iv) To record debt premium based upon the estimated fair value of the Bayard 11% Notes. The fair value of the Bayard 11% Notes was estimated based on the present value of amounts to be paid, discounted at a rate currently available to Bayard for borrowings with similar terms and maturities.

         (v) To adjust deferred tax obligations for differences between the financial statement basis (which has been decreased as described in (b)(i) above) and the tax basis (which will not be decreased because of the merger) of the assets acquired and liabilities assumed.

(c)      To eliminate nonrecurring merger related costs.

(d) Depreciation and amortization is adjusted to reflect Nabors depreciation policy, as well as to reflect the reduction in the value assigned to property, plant and equipment. This adjustment also reflects the amortization of goodwill recorded in the transaction over a thirty-year period.

(e) Interest expense is adjusted to reflect the amortization of the fair value premium recorded for the Bayard 11% Notes and the elimination of historical amortization of deferred financing costs associated with the Bayard 11% Notes.

(f) Income tax expense is adjusted to reflect the tax effect of the pro forma adjustments, as well as to reflect the combined tax position of the pro forma combined companies.

(g) For the calculation of diluted earnings per share, net income is adjusted to add back $5,392,000 of after tax interest expense on the Nabors $172,500,000, 5% Convertible Subordinated Notes.

(h) Assumes that 6,142,421 Nabors shares were exchanged for 100% of the Bayard shares at the beginning of the period presented.

(c)      Exhibits

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 Consolidated Financial Statements of Bayard Drilling Technologies, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NABORS INDUSTRIES, INC.
                                     (Registrant)


Date:    June 21, 1999               By:   /s/  ANTHONY G. PETRELLO
                                        ----------------------------------------
                                           Name:   Anthony G. Petrello
                                           Title:  President and Chief Operating
                                                   Officer

                                 EXHIBIT INDEX
                                 -------------

Exhibit 23.1     Consent of PricewaterhouseCoopers LLP

Exhibit 99.1 Consolidated Financial Statements of Bayard Drilling Technologies, Inc.